DGHM INVESTMENT TRUST

DGHM ALL-CAP VALUE FUND
Investor Class Ticker: DGHMX
Institutional Class Ticker: DGAIX
Class C Ticker: DGACX

DGHM V2000 SMALLCAP VALUE FUND
Investor Class Ticker: DGSMX
Institutional Class Ticker: DGIVX
Class C Ticker: DGSVX

Supplement dated August 2, 2013
To the Prospectus dated June 28, 2013

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On July 31, 2013, the Board of Trustees of the DGHM Investment Trust (the “Trust”) voted to approve an Agreement and Plan of Reorganization whereby each of the DGHM All-Cap Value Fund and DGHM SmallCap Value Fund (the “Funds”), each a series of the Trust, would be reorganized into a corresponding fund of the same name (the “Acquiring Fund”), each a series of the World Funds Trust. The Board determined that the reorganization is in the best interests of the shareholders of each Fund.

The Funds and the Acquiring Funds have identical investment objectives and principal investment strategies. Dalton, Greiner, Hartman, Maher & Co., the current investment adviser to the Funds, will continue to serve as the investment adviser to the Acquiring Funds.

The proposed reorganization, which is subject to shareholder approval, is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no gain or loss being recognized for federal income tax purposes by the Funds or their shareholders as a direct result of the reorganization.

The reorganization will be submitted for approval by shareholders of each Fund separately at a meeting anticipated to be held October 16, 2013. If approved by the shareholders of the Funds, the reorganization is expected to close on or about October 21, 2013.

Proxy materials with respect to the proposed reorganization will be sent out to shareholders in late August 2013. Please read the proxy materials carefully, as they contain a more detailed description of the proposed reorganization.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE